                                                                SUB-ITEM 77Q1(e)

                                   AMENDMENT

                                       TO

            MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS

      This Amendment effective as of January 1, 2010, amends the Master Intergroup Sub-Advisory Contracts for Mutual Funds (the "Contracts"), dated May 1, 2008,between Invesco Aim Advisors, Inc., (the "Adviser"), on behalf of each registered investment company set forth on Exhibit A to this Amendment (each individually referred to as "Trust", or collectively, "Trusts"), and their series portfolios (the "Funds"), and each of Invesco Trimark Ltd., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc. and Invesco Senior Secured Management, Inc. (each a "Sub-Adviser" and, collectively, the "Sub-Advisers").

      WHEREAS, at the close of business on December 31, 2009, Invesco Aim Advisors, Inc. and Invesco Global Asset Management (N.A.), Inc. merged into Invesco Institutional (N.A.), Inc., and subsequently Invesco Institutional (N.A.), Inc. was renamed Invesco Advisers, Inc.;

      WHEREAS, Invesco Advisers, Inc., as successor to Invesco Aim Advisors, Inc. by merger, assumes all of Invesco Aim Advisors, Inc.'s rights, duties and obligations under its Contracts with each of Invesco Trimark Ltd., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Australia Limited, Invesco Hong Kong Limited, and Invesco Senior Secured Management, Inc.;

      WHEREAS, because Invesco Global Asset Management (N.A), Inc. has merged into Invesco Advisers, Inc., the Contracts between Invesco Advisers, Inc.(as successor to Invesco Aim Advisors, Inc. by merger) and Invesco Global Asset Management (N.A.), Inc., in its capacity as a Sub-Adviser, need to be terminated and the parties desire to terminate the same;

      WHEREAS, because Invesco Institutional (N.A.), Inc. has changed its name to Invesco Advisers, Inc. and has become the adviser to the Funds, there is no longer a need for a sub-advisory contract with Invesco Institutional (N.A.), Inc. and the parties desire to terminate the same;

      NOW, THEREFORE, the parties agree as follows:

1. It is acknowledged and agreed that, as of January 1, 2010, Invesco Advisers, Inc. (as successor to Invesco Aim Advisors, Inc. by merger) shall assume all of Invesco Aim Advisors, Inc.'s rights, duties and obligations as its own and shall be bound by the terms of such Contracts with each of Invesco Trimark Ltd., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd.,

Invesco Australia Limited, Invesco Hong Kong Limited, and Invesco Senior Secured Management, Inc..

2. The Contracts between Invesco Advisers, Inc. (as successor to Invesco Aim Advisors, Inc. by merger) and Invesco Global Asset Management (N.A.), Inc., in its capacity as a Sub-Adviser, are terminated as of January 1, 2010.

3. The Contracts between Invesco Advisers, Inc. (as successor to Invesco Aim Advisors, Inc. by merger) and Invesco Institutional (N.A.), Inc., in its capacity as a Sub-Adviser, are terminated as of January 1, 2010;

All other terms and provisions of the Contracts not amended shall remain in full force and effect.

Dated: January 1, 2010

      IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

                                  INVESCO ADVISERS, INC.,
                                  as successor by merger to Invesco Aim
                                  Advisors, Inc.

                                  Adviser

                                  By:   /s/ John M. Zerr
                                        ----------------------------------
                                  Name: John M. Zerr
                                  Title: Senior Vice President

                                  INVESCO TRIMARK LTD.

                                  Sub-Adviser

                                  By:    /s/ Eric Adelson
                                         ----------------------------------
                                  Name:  Eric Adelson
                                  Title: Senior Vice President, Legal
                                  Secretary

                                  By:    /s/ Harsh Damani
                                         ----------------------------------
                                  Name:  Harsh Damani
                                  Title: Senior Vice President, Finance

                                  INVESCO ASSET MANAGEMENT
                                  DEUTSCHLAND GMBH

                                  Sub-Adviser

                                  By:    /s/ Karl George Bayer
                                         ----------------------------------
                                  Name:  Karl George Bayer
                                  Title: Managing Director

                                  By:    /s/ Jens Langewand
                                         ----------------------------------
                                  Name:  Jens Langewand
                                  Title: Managing Director

                                  INVESCO ASSET MANAGEMENT LIMITED

                                  Sub-Adviser

                                  By:    /s/ Michelle Moran
                                         ----------------------------------
                                  Name:  Michelle Moran
                                  Title: Head of Legal for UK & Ireland

                                  INVESCO ASSET MANAGEMENT (JAPAN) LTD.

                                  Sub-Adviser

                                  By:    /s/ Masakazu Hasegawa
                                         ----------------------------------
                                  Name:  Masakazu Hasegawa
                                  Title: Managing Director

                                  INVESCO AUSTRALIA LIMITED

                                  Sub-Adviser

                                  By:    /s/ Mark Yesberg
                                         ----------------------------------
                                  Name:  Mark Yesberg
                                  Title: Head of Product & Management

                                  By:    /s/ Ian Coltman
                                         ----------------------------------
                                  Name:  Ian Coltman
                                  Title: Head of Legal

                                  INVESCO ADVISERS, INC.,
                                  as successor by merger to INVESCO
                                  GLOBAL ASSET MANAGEMENT (N.A.), INC.

                                  Sub-Adviser

                                  By:    /s/ John M. Zerr
                                         ----------------------------------
                                  Name:  John M. Zerr
                                  Title: Senior Vice President

                                  INVESCO ADVISERS, INC.,
                                  formerly INVESCO INSTITUTIONAL
                                  (N.A.), INC.

                                  Sub-Adviser

                                  By:    /s/ John M. Zerr
                                         ----------------------------------
                                  Name:  John M. Zerr
                                  Title: Senior Vice President

                                  INVESCO HONG KONG LIMITED

                                  Sub-Adviser

                                  By:    /s/ Anna Tong
                                         ----------------------------------
                                  Name:  Anna Tong
                                  Title: Director

                                  By:    /s/ Gracie Liu
                                         ----------------------------------
                                  Name:  Gracie Liu
                                  Title: Director

                                  INVESCO SENIOR SECURED
                                  MANAGEMENT, INC.

                                  Sub-Adviser

                                  By:    /s/ Jeffrey Kuper
                                         ----------------------------------
                                  Name:  Jeffrey Kuper
                                  Title: Secretary & General Counsel

                                   EXHIBIT A
                                       TO
              AMENDMENT TO MASTER INTERGROUP SUB-ADVISORY CONTRACT

TRUST                                      AMENDMENT NUMBER
-------------------------------------      ---------------------------------
AIM Counselor Series Trust                 2
AIM Equity Funds                           2
AIM Funds Group                            1
AIM Growth Series                          2
AIM Investment Funds                       2
AIM International Mutual Funds             1
AIM Investment Securities Funds            1
AIM Sector Funds                           1
AIM Tax-Exempt Funds                       1
AIM Treasurer's Series Trust               1
AIM Variable Insurance Funds               2
Short-Term Investments Trust               1